Exhibit 99.1

Okta Announces Record Second Quarter Fiscal 2019 Financial Results

•	Q2 revenue totaled $94.6 million, growing 57% year-over-year; subscription revenue grew 59% year-over-year

•	Q2 operating cash flow margin improved 480 basis points year-over-year; free cash flow margin improved 540 basis points year-over-year

SAN FRANCISCO – September 6, 2018 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, today announced financial results for its second fiscal quarter ended July 31, 2018.

“We continued to see momentum across our business in the second quarter of the fiscal year, with year-over-year subscription revenue growth of 59%, including particular strength in the enterprise,” said Todd McKinnon, CEO of Okta. “Growth in customers with over $100,000 annual recurring revenue accelerated to 55% year-over-year in Q2, which is a testament to the increasing strategic need for an identity solution as organizations move to the cloud. This need is pervasive and imperative, and I believe we are in the early stages of capitalizing on this high growth opportunity.”

Second Quarter Fiscal 2019 Financial Highlights:

•	Revenue: Total revenue was $94.6 million, an increase of 57% year-over-year. Subscription revenue was $87.9 million, an increase of 59% year-over-year.

•
Operating Loss: GAAP operating loss was $38.4 million, or 40.6% of total revenue, compared to $26.2 million in the second quarter of fiscal 2018, or 43.5% of total revenue. Non-GAAP operating loss was $19.2 million, or 20.3% of total revenue, compared to $14.2 million in the second quarter of fiscal 2018, or 23.6% of total revenue.

•
Net Loss: GAAP net loss was $39.2 million, compared to $26.0 million in the second quarter of fiscal 2018. GAAP net loss per share was $0.37, compared to $0.28 in the second quarter of fiscal 2018. Non-GAAP net loss was $16.4 million, compared to $14.1 million in the second quarter of fiscal 2018. Non-GAAP net loss per share was $0.15, compared to $0.15 in the second quarter of fiscal 2018.

•
Cash Flow: Net cash used in operations was $5.3 million, or 5.6% of total revenue, compared to cash used in operations of $6.2 million, or 10.4% of total revenue, in the second quarter of fiscal 2018. Free cash flow was negative $11.3 million, or 12.0% of total revenue, compared to negative $10.5 million, or 17.4% of total revenue, in the second quarter of fiscal 2018.

•	Cash, cash equivalents and short-term investments were $536.3 million as of July 31, 2018.

The section titled "Non-GAAP Financial Measures" below contains a description of the non-GAAP financial measures and reconciliations between historical GAAP and non-GAAP information are contained in the tables below.

Financial Outlook:
For the third quarter of fiscal 2019, the Company currently expects:

•	Total revenue of $96 to $97 million, representing a growth rate of 43 to 45% year-over-year

•	Non-GAAP operating loss of $15 to $14 million

•	Non-GAAP net loss per share of $0.12 to $0.11, assuming shares outstanding of approximately 109 million

For the full fiscal 2019, the Company now expects:

•	Total revenue of $372 to $375 million, representing a growth rate of 45 to 46% year-over-year

•	Non-GAAP operating loss of $59 to $57 million

•	Non-GAAP net loss per share of $0.48 to $0.46, assuming shares outstanding of approximately 107 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Conference Call Information:
Okta will host a conference call and live webcast for analysts and investors at 2:00 p.m. Pacific Time on September 6, 2018. The news release with the financial results will be accessible from the Company’s website at investor.okta.com prior to the conference call. Interested parties can access the call by dialing (800) 458-4121 or (323) 794-2093 and using the passcode 7723598.
A live webcast of the conference call will be accessible from the Okta investor relations website at investor.okta.com. A telephonic replay of the conference call will be available through September 20, 2018 and may be accessed by dialing (888) 203-1112 or (719) 457-0820, using the passcode 7723598.

Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through the Company’s investor relations website at investor.okta.com.

Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, current calculated billings and calculated billings. The accompanying tables present and define calculated billings consistent with ASC 606. Certain of these non-GAAP financial measures exclude stock-based compensation, amortization of debt discount, charitable contributions, and amortization of intangible assets.
Okta believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by the Company's management about which expenses and income are excluded or included in determining these non-GAAP financial measures. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.
Okta encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Okta’s control. Okta’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company's filings and reports with the Securities and Exchange Commission (SEC), including our Form 10-Q for the fiscal quarter ended April 30, 2018, as well as other filings and reports that may be filed by the Company from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; assertions by third parties that we violate their intellectual property rights could substantially harm our business; any unreleased products, features or functionality referenced in this or other presentations, press releases or public statements are not currently available and may not be delivered on time or at all; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could harm our reputation, create additional liability and adversely impact our financial results; the risk of interruptions or performance problems, including a service outage, associated with our technology; intense competition in our market; weakened global economic conditions may adversely affect our industry; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; our ability to successfully identify and integrate acquisitions, strategic investments, partnerships or alliances; our ability to pay off our convertible senior notes when due; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Okta’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Okta undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Okta’s views as of any date subsequent to the date of this press release.

About Okta
Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud enables organizations to both secure and manage their extended enterprise, and transform their customers’ experiences. With over 5,500 pre-built integrations to applications and infrastructure providers, Okta customers can easily and securely adopt the technologies they need to fulfill their missions. Over 5,150 organizations, including 20th Century Fox, JetBlue, Nordstrom, Slack, Teach for America and Twilio, trust Okta to securely connect their people and technology.

Investor Contact:
Catherine Buan
investor@okta.com
415-604-3346

Media Contact:
Jenna Kozel
press@okta.com
888-722-7871

OKTA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
		As Adjusted (1)		As Adjusted (1)

Revenue:
Subscription	$87,854	$55,317	$164,695	$103,596
Professional services and other	6,732	4,942	13,512	8,988
Total revenue	94,586	60,259	178,207	112,584
Cost of revenue:
Subscription (2)	19,211	12,691	35,543	23,848
Professional services and other (2)	9,017	6,991	16,792	13,297
Total cost of revenue	28,228	19,682	52,335	37,145
Gross profit	66,358	40,577	125,872	75,439
Operating expenses:
Research and development (2)	24,829	16,923	44,758	32,282
Sales and marketing (2)	59,004	37,891	108,497	73,194
General and administrative (2)	20,955	11,948	36,025	23,587
Total operating expenses	104,788	66,762	189,280	129,063
Operating loss	(38,430)	(26,185)	(63,408)	(53,624)
Other income (expense), net	(1,762)	382	(2,977)	363
Loss before provision for (benefit from) income taxes	(40,192)	(25,803)	(66,385)	(53,261)
Provision for (benefit from) income taxes	(985)	229	(1,216)	477
Net loss	$(39,207)	$(26,032)	$(65,169)	$(53,738)

Net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(0.28)	$(0.62)	$(0.80)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	106,702	93,576	105,475	67,125

___________________________________

(1)	The condensed consolidated statement of operations for the prior periods presented above have been adjusted to reflect the adoption of ASC 606.

(2)	Amounts include share-based compensation expense as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017

Cost of subscription revenue	$1,901	$1,056	$3,430	$1,742
Cost of professional services and other revenue	1,083	738	1,972	1,207
Research and development	5,272	4,438	9,485	7,739
Sales and marketing	5,471	3,021	9,624	5,396
General and administrative	4,495	2,725	7,846	4,800
Total share-based compensation expense	$18,222	$11,978	$32,357	$20,884

OKTA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	July 31, 2018	January 31, 2018
		As Adjusted (1)

Assets
Current assets:
Cash and cash equivalents	$192,882	$127,949
Short-term investments	343,374	101,765
Accounts receivable, net of allowances of $962 and $1,472	59,839	52,248
Deferred commissions	19,848	17,755
Prepaid expenses and other current assets	17,433	17,781
Total current assets	633,376	317,498
Property and equipment, net	40,670	12,540
Deferred commissions, noncurrent	43,287	40,755
Intangible assets, net	16,006	11,761
Goodwill	18,095	6,282
Other assets	12,483	10,427
Total assets	$763,917	$399,263
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,577	$9,566
Accrued expenses and other current liabilities	6,333	6,187
Accrued compensation	12,803	12,374
Deferred revenue	186,427	159,816
Total current liabilities	218,140	187,943
Convertible senior notes, net	263,762	—
Deferred revenue, noncurrent	5,471	4,963
Other liabilities, noncurrent	31,399	7,017
Total liabilities	518,772	199,923
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	10	7
Class B common stock	1	3
Additional paid-in capital	677,497	565,653
Accumulated other comprehensive income (loss)	(480)	391
Accumulated deficit	(431,883)	(366,714)
Total stockholders’ equity	245,145	199,340
Total liabilities and stockholders’ equity	$763,917	$399,263

(1)	The condensed consolidated balance sheet for the prior period has been adjusted to reflect the adoption of ASC 606.

OKTA, INC.
SUMMARY OF CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended July 31,
	2018	2017
		As Adjusted (1)

Cash flows from operating activities:
Net loss	$(65,169)	$(53,738)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	32,357	20,884
Depreciation, amortization and accretion	3,699	3,288
Amortization of debt discount and issuance costs	6,413	—
Amortization of deferred commissions	9,613	7,006
Deferred income taxes	(1,575)	—
Non-cash charitable contributions	1,008	—
Other	18	689
Changes in operating assets and liabilities, net of business combination:
Accounts receivable	(7,240)	(1,311)
Deferred commissions	(14,240)	(9,517)
Prepaid expenses and other assets	(800)	(4,900)
Accounts payable	2,557	2,732
Accrued compensation	498	2,562
Accrued expenses and other liabilities	4,679	(1,601)
Deferred revenue	26,811	17,982
Net cash used in operating activities	(1,371)	(15,924)
Cash flows from investing activities:
Capitalization of internal-use software costs	(1,725)	(2,743)
Purchases of property and equipment	(9,790)	(5,156)
Purchases of securities available for sale	(320,018)	(86,776)
Proceeds from maturities of securities available for sale	79,500	12,835
Proceeds from sales of securities available for sale	—	1,538
Payments for business acquisition, net of cash acquired	(15,638)	—
Net cash used in investing activities	(267,671)	(80,302)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriters' discounts and commissions	—	199,948
Proceeds from issuance of convertible senior notes, net of issuance costs	334,980	—
Purchase of convertible senior notes hedge	(80,040)	—
Proceeds from issuance of warrants related to convertible notes	52,440	—
Payments of deferred offering costs	—	(4,038)
Proceeds from stock option exercises, net of repurchases	21,055	3,916
Proceeds from shares issued in connection with employee stock purchase plan	6,654	—
Other	(206)	(273)
Net cash provided by financing activities	334,883	199,553
Effects of changes in foreign currency exchange rates on cash and cash equivalents	(632)	134
Net increase in cash, cash equivalents and restricted cash	65,209	103,461
Cash, cash equivalents and restricted cash at beginning of period	136,233	23,282
Cash, cash equivalents and restricted cash at end of period	$201,442	$126,743

(1)	The condensed consolidated statement of cash flows for the prior period has been adjusted to reflect the adoption of ASC 606.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Three Months Ended July 31, 2018
	GAAP	Stock-based compensation	Charitable contributions	Amortization of debt discount	Non-GAAP
Cost of revenue:
Cost of subscription services	$19,211	$(1,901)	$—	$—	$17,310
Cost of professional services	9,017	(1,083)	—	—	7,934
Gross profit	66,358	2,984	—	—	69,342
Gross margin	70.2%	3.1%	—	—%	73.3%
Operating expenses:
Research and development	24,829	(5,272)	—	—	19,557
Sales and marketing	59,004	(5,471)	—	—	53,533
General and administrative	20,955	(4,495)	(1,008)	—	15,452
Operating loss	(38,430)	18,222	1,008	—	(19,200)
Operating margin	(40.6)%	19.2%	1.1%	—%	(20.3)%
Other income (expense), net	(1,762)	—	—	3,554	1,792
Net loss	$(39,207)	$18,222	$1,008	$3,554	$(16,423)
Net loss per share (1)	$(0.37)	$0.17	$0.01	$0.04	$(0.15)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 106,702 basic and diluted weighted-average shares of common stock.

	Three Months Ended July 31, 2017
	GAAP (2)	Stock-based compensation	Non-GAAP (2)
Cost of revenue:
Cost of subscription services	$12,691	$(1,056)	$11,635
Cost of professional services	6,991	(738)	6,253
Gross profit	40,577	1,794	42,371
Gross margin	67.3%	3.0%	70.3%
Operating expenses:
Research and development	16,923	(4,438)	12,485
Sales and marketing	37,891	(3,021)	34,870
General and administrative	11,948	(2,725)	9,223
Operating loss	(26,185)	11,978	(14,207)
Operating margin	(43.5)%	19.9%	(23.6)%
Other income (expense), net	382	—	382
Net loss	$(26,032)	$11,978	$(14,054)
Net loss per share (1)	$(0.28)	$0.13	$(0.15)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 93,576 basic and diluted weighted-average shares of common stock.

(2)	Financial information for prior period presented above has been adjusted to reflect the adoption of ASC 606.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Six Months Ended July 31, 2018
	GAAP	Stock-based compensation	Charitable contributions	Amortization of debt discount	Non-GAAP
Cost of revenue:
Cost of subscription services	$35,543	$(3,430)	$—	$—	$32,113
Cost of professional services	16,792	(1,972)	—	—	14,820
Gross profit	125,872	5,402	—	—	131,274
Gross margin	70.6%	3.1%	—%	—%	73.7%
Operating expenses:
Research and development	44,758	(9,485)	—	—	35,273
Sales and marketing	108,497	(9,624)	—	—	98,873
General and administrative	36,025	(7,846)	(1,008)	—	27,171
Operating loss	(63,408)	32,357	1,008	—	(30,043)
Operating margin	(35.6)%	18.1%	0.6%	—%	(16.9)%
Other income (expense), net	(2,977)	—	—	5,935	2,958
Net loss	(65,169)	32,357	1,008	5,935	(25,869)
Net loss per share (1)	$(0.62)	$0.31	$0.01	$0.05	$(0.25)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 105,475 basic and diluted weighted-average shares of common stock.

	Six Months Ended July 31, 2017
	GAAP (2)	Stock-based compensation	Amortization of acquired intangibles	Non-GAAP (2)
Cost of revenue:
Cost of subscription services	$23,848	$(1,742)	$(4)	$22,102
Cost of professional services	13,297	(1,207)	—	12,090
Gross profit	75,439	2,949	4	78,392
Gross margin	67.0%	2.6%	—%	69.6%
Operating expenses:
Research and development	32,282	(7,739)	—	24,543
Sales and marketing	73,194	(5,396)	—	67,798
General and administrative	23,587	(4,800)	—	18,787
Operating loss	(53,624)	20,884	4	(32,736)
Operating margin	(47.6)%	18.5%	—%	(29.1)%
Other income (expense), net	363	—	—	363
Net loss	$(53,738)	$20,884	$4	$(32,850)
Net loss per share (1)	$(0.80)	$0.31	$—	$(0.49)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 67,125 basic and diluted weighted-average shares of common stock.

(2)	Financial information for prior period presented above has been adjusted to reflect the adoption of ASC 606.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(unaudited)

Free Cash Flow
	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
Net cash used in operating activities	$(5,343)	$(6,238)	$(1,371)	$(15,924)
Less:
Purchases of property and equipment	(5,313)	(2,708)	(9,790)	(5,156)
Capitalization of internal-use software costs	(674)	(1,535)	(1,725)	(2,743)
Free Cash Flow	$(11,330)	$(10,481)	$(12,886)	$(23,823)
Net cash used in investing activities	(28,729)	(88,519)	(267,671)	(80,302)
Net cash provided by (used in) financing activities	15,438	(555)	334,883	199,553
Free Cash Flow Margin	(12.0)%	(17.4)%	(7.2)%	(21.2)%

Calculated Billings
	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017 (1)	2018	2017 (1)
Total revenue	$94,586	$60,259	$178,207	$112,584
Add:
Unbilled receivables, current (beginning of period)	1,619	2,151	809	1,537
Deferred revenue, current (end of period)	186,427	122,173	186,427	122,173
Less:
Unbilled receivables, current (end of period)	(818)	(498)	(818)	(498)
Deferred revenue, current (beginning of period)	(173,548)	(111,759)	(159,816)	(102,966)
Current calculated billings	108,266	72,326	204,809	132,830
Add:
Deferred revenue, noncurrent (end of period)	5,471	2,929	5,471	2,929
Less:
Deferred revenue, noncurrent (beginning of period)	(4,346)	(3,578)	(4,963)	(4,154)
Calculated billings	$109,391	$71,677	$205,317	$131,605

(1)
Current calculated billings and calculated billings for the three and six months ended July 31, 2017 presented above have been modified to conform with the adoption of ASC 606, which now includes unbilled receivables.